UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a–12

SAMSON OIL & GAS LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Samson Oil and Gas Limited would like to inform you that the Annual Report and Form 10-K for the year ended 30 June 2013 will be available for viewing on the company’s website. Please click on the following links to see the reports:

http://www.samsonoilandgas.com/IRM/Company/ShowPage.aspx/PDFs/2371-54426490/AnnualReport2013

http://www.samsonoilandgas.com/irm/content/u-s-filings1.aspx?RID=321

If you do not have access to the internet and would like to obtain a hard copy of the report, please write to:

Proxy Services Corporation

200 A Executive Drive

Edgewood, NY 11717

Attention: Annual Report

You may also request for a hardcopy of the 2013 Annual Report and Form 10-K by calling the following toll free number: 1-800-555-2470.

Samson Oil & Gas Limited

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK____________

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DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

# Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## A RESOLUTIONS

**The Board recommends in favor of the resolutions 1, 2, 3, 4, 5 and advisory vote 7. And against of the resolution 6.**

| | For | Against | Abstain |
|---|---|---|---|
| 1 To re-elect Dr DeAnn Craig as a director | ☐ | ☐ | ☐ |
| 2 To re-elect Mr Eugene McColley as a director | ☐ | ☐ | ☐ |
| 3 Adoption of remuneration report | ☐ | ☐ | ☐ |
| 4 Ratify allotment of shares and issue of options | ☐ | ☐ | ☐ |
| 5 Approve issue of options to Mr Eugene McColley | ☐ | ☐ | ☐ |
| 6 Spill resolution | ☐ | ☐ | ☐ |
| 7 Advisory vote to approve named executive officer compensation | ☐ | ☐ | ☐ |

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## B Non-Voting Items

**Change of Address** — Please print new address below.

**Comments** — Please print your comments below.

## C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

**NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.**

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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1 U P X 1 7 5 0 1 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## Proxy — SAMSON OIL & GAS LIMITED

**Instructions to The Bank of New York Mellon, as Depositary**
**(Must be received prior to 5:00 PM New York City time on November 6, 2013)**

The undersigned registered holder of American Depositary Receipts ("Receipts") of Samson Oil & Gas Limited (the "Company") hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, in so far as practicable, to vote or cause to be voted the amount of shares or other Deposited Securities represented by such Receipt(s) registered in the name of the undersigned on the books of the Depositary as of the close of business October 11, 2013 at the Annual General Meeting of the Shareholders of Samson Oil & Gas Limited to be held on November 15, 2013, in respect of the resolutions specified on the reverse.

**NOTE:**

1. **Please direct the Depositary how it is to vote by placing an X in the appropriate box opposite the resolutions.**
2. **Shares or other deposited securities represented by American Depositary Shares for which no specific voting instructions are received by the Depository from the owner shall not be voted.**

**(Continued and to be marked, dated and signed, on the other side)**